Schedule of Investments (unaudited) January 31, 2020	BlackRock LifePath® Smart Beta 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 107.4%

Equity Funds — 95.4%
iShares Core MSCI Emerging Markets ETF	16,601	$839,845
iShares Edge MSCI International Momentum Factor ETF(a)	5,900	185,791
iShares Edge MSCI International Quality Factor ETF	34,800	1,103,508
iShares Edge MSCI International Value Factor ETF	26,500	616,390
iShares Edge MSCI Min Vol EAFE ETF(a)	11,778	875,105
iShares Edge MSCI Min Vol Emerging Markets ETF	5,532	306,749
iShares Edge MSCI Min Vol USA ETF	21,927	1,472,179
iShares Edge MSCI USA Momentum Factor ETF	3,648	475,189
iShares Edge MSCI USA Quality Factor ETF	20,042	2,010,413
iShares Edge MSCI USA Size Factor ETF	5,461	525,184
iShares Edge MSCI USA Value Factor ETF	14,972	1,292,682
iShares Global REIT ETF	19,339	538,398
iShares MSCI EAFE Small-Cap ETF	7,254	434,587
Master Small Cap Index Series	$215,237	215,237

		10,891,257

Fixed-Income Funds — 4.7%
iShares Edge High Yield Defensive Bond ETF(a)	7,180	362,805
iShares TIPS Bond ETF(a)	1,426	169,780

		532,585

Short-Term Securities — 7.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(b)	47,859	47,859
SL Liquidity Series, LLC, Money Market Series, 1.71%(b)(c)	783,635	783,870

		831,729

Total Affiliated Investment Companies — 107.4% (Cost: $11,639,731)		12,255,571

Liabilities in Excess of Other Assets — (7.4)%		(841,857)

Net Assets — 100.0%		$11,413,714

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)

During the period ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	57,182	—	(9,323)	47,859	$47,859	$152	$—	$—
iShares Core MSCI Emerging Markets ETF	17,116	1,301	(1,816)	16,601	839,845	20,014	(941)	(7,068)
iShares Edge High Yield Defensive Bond ETF	6,700	480	—	7,180	362,805	4,848	—	(521)
iShares Edge MSCI International Momentum Factor ETF	22,400	—	(16,500)	5,900	185,791	4,301	29,074	(3,555)
iShares Edge MSCI International Quality Factor ETF	21,700	14,400	(1,300)	34,800	1,103,508	5,437	1,817	7,361
iShares Edge MSCI International Value Factor ETF	27,500	—	(1,000)	26,500	616,390	9,711	1,349	(12,010)
iShares Edge MSCI Min Vol EAFE ETF	8,260	4,417	(899)	11,778	875,105	13,690	26	(6,997)
iShares Edge MSCI Min Vol Emerging Markets ETF	3,903	1,729	(100)	5,532	306,749	3,482	(34)	(15,607)
iShares Edge MSCI Min Vol USA ETF	27,713	1,874	(7,660)	21,927	1,472,179	10,227	7,269	70,925
iShares Edge MSCI USA Momentum Factor ETF	5,425	315	(2,092)	3,648	475,189	2,618	10,607	35,534
iShares Edge MSCI USA Quality Factor ETF	16,950	4,492	(1,400)	20,042	2,010,413	7,008	5,414	87,716
iShares Edge MSCI USA Size Factor ETF	5,200	559	(298)	5,461	525,184	1,597	1,081	19,641
iShares Edge MSCI USA Value Factor ETF	13,047	2,880	(955)	14,972	1,292,682	7,435	4,042	13,669

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Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock LifePath® Smart Beta 2045 Fund

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased	Shares/ Investment Value Sold		Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
iShares Global REIT ETF	18,072	2,491	(1,224)		19,339	$538,398	$11,505		$3,403	$(17,759)
iShares MSCI EAFE Small-Cap ETF	10,381	1,800	(4,927)		7,254	434,587	12,188		15,428	(5,214)
iShares TIPS Bond ETF	1,282	245	(101)		1,426	169,780	295		(54)	4,171
Master Small Cap Index Series(b)	$229,127	$—	$(13,890	)(c)	$215,237	215,237	855		273	5,630
SL Liquidity Series, LLC, Money Market Series(b)	1,471,860	—	(688,225)		783,635	783,870	3,631	(d)	15	51

						$12,255,571	$118,994		$78,769	$175,967

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies(a)	$11,256,464	$—	$—	$11,256,464

Investments Valued at Net Asset Value (“NAV”)(b)				999,107

Total Investments				$12,255,571

(a)	See above Schedule of Investments for values in each security type.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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